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                                                                EXHIBIT d(2)(e)

                              AMENDMENT NO. 4
                                     TO
                         FOREIGN COUNTRY SELECTION
            AND MANDATORY SECURITIES DEPOSITORY RESPONSIBILITIES
                            DELEGATION AGREEMENT


         This Amendment No. 4, dated as of January 26, 1999, amends the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between A I M Advisors, Inc., a Delaware corporation and each registered investment company (the "Investment Companies") and its respective portfolios (the "Funds") listed on the signature page thereof (as amended and supplemented, the "Agreement").

         NOW, THEREFORE, the parties agree as follows;

         The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following investment companies and funds:

                  EMERGING MARKETS DEBT PORTFOLIO

                  GROWTH PORTFOLIO
                           Small Cap Portfolio
                           Value Portfolio

                  GLOBAL INVESTMENT PORTFOLIO
                           Global Consumer Products and Services Portfolio Global Financial Services Portfolio
                           Global Infrastructure Portfolio
                           Global Natural Resources Portfolio

                  GT GLOBAL FLOATING RATE FUND, INC.
                 (doing business as AIM Floating Rate Fund)

                  AIM SERIES TRUST
                        AIM Global Trends Fund

                  FLOATING RATE PORTFOLIO

                  AIM EASTERN EUROPE FUND

                  AIM INVESTMENT FUNDS
                        AIM Global Government Income Fund
                        AIM Strategic Income Fund
                        AIM Emerging Markets Debt Fund
                        AIM Global Growth & Income Fund
                        AIM Emerging Markets Fund
                        AIM Developing Markets Fund
                        AIM Latin American Growth Fund
                        AIM Global Financial Services Fund

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                        AIM Global Health Care Fund
                        AIM Global Telecommunications Fund
                        AIM Global Consumer Products and Services Fund AIM Global Infrastructure Fund
                        AIM Global Resources Fund

                  AIM GROWTH SERIES
                        AIM New Pacific Growth Fund
                        AIM Europe Growth Fund
                        AIM Japan Growth Fund
                        AIM International Growth Fund
                        AIM Worldwide Growth Fund
                        AIM Mid Cap Equity Fund
                        AIM Small Cap Growth Fund
                        AIM Basic Value Fund

                  GT GLOBAL VARIABLE INVESTMENT TRUST
                        GT Global Variable Latin America Fund
                        GT Global Variable Telecommunications Fund
                        GT Global Variable Growth & Income Fund
                        GT Global Variable Strategic Income Fund
                        GT Global Variable Emerging Markets Fund
                        GT Global Variable Government Income Fund
                        GT Global Variable U.S. Government Income Fund GT Global Variable Infrastructure Fund
                        GT Global Variable Natural Resources Fund

                  GT GLOBAL VARIABLE INVESTMENT SERIES
                        GT Global Variable New Pacific Fund
                        GT Global Variable Europe Fund
                        GT Global Variable America Fund
                        GT Global Variable International Fund
                        GT Global Variable Money Market Fund

         In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be executed by their respective officers on the date first written above.


                                                  A I M ADVISORS, INC.


Attest: /s/ P. MICHELLE GRACE                   By: /s/ CAROL F. RELIHAN
        -----------------------                     --------------------------
        Assistant Secretary                         President

AIM ADVISOR FUNDS, INC.                         AIM INTERNATIONAL FUNDS, INC.
AIM Advisor Flex Fund                           AIM Asian Growth Fund
AIM Advisor International Value Fund            AIM European Development Fund
AIM Advisor Large Cap Value Fund                AIM International Equity Fund
AIM Advisor MultiFlex Fund                      AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                    AIM Global Growth Fund
                                                AIM Global Income Fund

AIM EQUITY FUNDS, INC.                          AIM VARIABLE INSURANCE FUNDS, INC.
AIM Aggressive Growth Fund                      AIM V.I. Aggressive Growth Fund
AIM Blue Chip Fund                              AIM V.I. Balanced Fund
AIM Capital Development Fund                    AIM V.I. Capital Appreciation Fund
AIM Charter Fund                                AIM V.I. Capital Development Fund
AIM Constellation Fund                          AIM V.I. Diversified Income Fund
AIM Weingarten Fund                             AIM V.I. Global Growth and Income Fund
                                                AIM V.I. Global Utilities Fund
AIM FUNDS GROUP                                 AIM V.I. Government Securities Fund
AIM Balanced Fund                               AIM V.I. Growth Fund
AIM Global Utilities Fund                       AIM V.I. Growth & Income Fund
AIM High Yield Fund                             AIM V.I. High Yield Fund
AIM Income Fund                                 AIM V.I. International Equity Fund
AIM Money Market Fund                           AIM V.I. Money Market Fund
AIM Select Growth Fund                          AIM V.I. Telecommunications Fund
AIM Value Fund                                  AIM V.I. Value Fund

AIM INVESTMENT SECURITIES FUNDS                 EMERGING MARKETS DEBT PORTFOLIO
AIM High Yield Fund II
                                                GROWTH PORTFOLIO
AIM SPECIAL OPPORTUNITIES FUNDS                 Small Cap Portfolio
AIM Small Cap Opportunities Fund                Value Portfolio
AIM Mid Cap Opportunities Fund

AIM SUMMIT FUND, INC.

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
GLOBAL INVESTMENT PORTFOLIO                     AIM GROWTH SERIES
Global Consumer Products and Services           AIM New Pacific Growth Fund
  Portfolio                                     AIM Europe Growth Fund
Global Financial Services Portfolio             AIM Japan Growth Fund
Global Infrastructure Portfolio                 AIM International Growth Fund
Global Natural Resources Portfolio              AIM Worldwide Growth Fund
                                                AIM Mid Cap Equity Fund
GT GLOBAL FLOATING RATE FUND, INC.              AIM Small Cap Growth Fund
(doing business as AIM Floating Rate Fund)      AIM Basic Value Fund

AIM SERIES TRUST                                GT GLOBAL VARIABLE INVESTMENT TRUST
AIM Global Trends Fund                          GT Global Variable Latin America Fund
                                                GT Global Variable Telecommunicatins Fund
FLOATING RATE PORTFOLIO                         GT Global Variable Growth & Income Fund
                                                GT Global Variable Strategic Income Fund
AIM EASTERN EUROPE FUND                         GT Global Variable Emerging Markets Fund
                                                GT Global Variable Govenment Income Fund
AIM INVESTMENT FUNDS                            GT Global Variable U.S. Government Income Fund
AIM Global Government Income Fund               GT Global Variable Infrastructure Fund
AIM Strategic Income Fund                       GT Global Variable Natural Resources Fund
AIM Emerging Markets Debt Fund
AIM Global Growth & Income Fund                 GT GLOBAL VARIABLE INVESTMENT SERIES
AIM Emerging Markets Fund                       GT Global Variable New Pacific Fund
AIM Developing Markets Fund                     GT Global Variable Europe Fund
AIM Latin American Growth Fund                  GT Global Variable America Fund
AIM Global Financial Services Fund              GT Global Variable International Fund
AIM Global Health Care Fund                     GT Global Variable Money Market Fund
AIM Global Telecommunications Fund
AIM Global Consumer Products and
  Services Fund
AIM Global Infrastructure Fund
AIM Global Resources Fund


Attest: /s/ SAMUEL D. SIRKO
        /s/ P. MICHELLE GRACE                   By: /s/ ROBERT H. GRAHAM
        -----------------------                     --------------------------
        Assistant Secretary                         President